DREYFUS

      NEW YORK TAX EXEMPT

      BOND FUND, INC.

      ANNUAL REPORT May 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus New York Tax Exempt Bond Fund, Inc., covering the 12-month period from June 1, 2001 through May 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

Indeed, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the opportunities or worried about the challenges presented for growth or income under current market conditions, we encourage you to think first of your long-term goals and attitudes toward risk. As always, we urge you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
--------------------
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

June 17, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

HOW DID DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC. PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended May 31, 2002, the fund achieved a total return of 5.64% .(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  6.50%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper New York Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.37%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's performance to the lingering effects of the September 11 terrorist attacks, which derailed the economy at a time when the fund was positioned for a potential recovery. However, the fund benefited from an intensified focus on high quality securities later in the reporting period, which allowed the fund to outperform its Lipper category average.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks as high a level of current income exempt from federal and New York state income taxes as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its
issuer    and    any    provisions    for    early    redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration of about seven years.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Although the U.S. and New York economies were in recession during the summer of 2001, we began to see signs of potential economic improvement. Accordingly, we shifted the fund's average duration to a modestly short position in anticipation of higher interest rates. This defensive strategy was designed to capture higher yields as they became available. However, any chance of economic recovery was dashed by the September 11 terrorist attacks, which ultimately drove interest rates lower. This strategy caused the fund's performance to suffer as a result.

We subsequently adopted an average duration that was in line with that of the fund' s Lipper category, which we consider a neutral position. Our security selection strategy became more defensive, including an intensified focus on high quality securities. For example, we reduced the fund's exposure to New York City bonds, which were hit hard in the attacks' aftermath. We also sought to increase the fund' s diversification, adding bonds from a number of local government entities. Finally, we successfully employed certain yield enhancement strategies to capture the benefits of the widening difference between short- and long-term yields.

After the start of 2002, the U.S. and New York economies began to climb out of recession. In March, responding to encouraging economic data, the Federal Reserve Board (the "Fed") shifted away from its accommodative monetary policy toward a more neutral stance. While many fixed-income investors interpreted this shift as a signal that the Fed's next move would be to raise short-term interest
rates,    it

soon became apparent that the recovery would not be as strong as many had hoped, and any interest-rate hikes were unlikely until later this year. As a result, the municipal bond market declined sharply in March before rallying again in April and May. The fund's neutral duration management strategy and defensive security selection strategy helped it avoid the full brunt of the market's volatility.

WHAT IS THE FUND'S CURRENT STRATEGY?

We have recently seen signs that the economic recovery is taking hold in New York. While New York City continues to face economic challenges stemming from September 11, the state seems to be emerging from the recession and terrorist attacks in relatively good fiscal shape. While this environment may be considered positive for New York' s fiscal health, it may have negative implications for inflation and the bond market. Accordingly, we have maintained a neutral duration management strategy and a relatively defensive security selection strategy, emphasizing income-oriented bonds selling at a modest premium to their face values. These "cushion bonds" typically maintain more of their value during market declines than other types of tax-exempt securities. In addition, we have maintained a relatively large cash position to protect the fund from heightened market volatility if and when interest rates rise. Of course, we are prepared to change the fund's composition as market conditions evolve.

June 17, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New York Tax
Exempt Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
------------------------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/02

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            5.64%               5.69%             5.96%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC. ON 5/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2002

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--96.4%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK--91.5%

Erie County Industrial Development Agency, Life Care

  Community Revenue (Episcopal Church Home)

   5.875%, 2/1/2018                                                                          11,000,000               10,527,110

Erie County Tobacco Asset Securitization Corp., Tobacco

   Settlement Asset-Backed 6.50%, 7/15/2032                                                  12,000,000               12,617,880

Huntington Housing Authority, Senior Housing Facility

  Revenue (Gurwin Jewish Senior Residences)

   6%, 5/1/2039                                                                               3,750,000                3,191,662

Long Island Power Authority, Electric Power and Light

  System Revenue:

      5.25%, 12/1/2014 (Insured; FSA)                                                        13,000,000               14,060,280

      5.375%, 5/1/2033                                                                        8,000,000                8,003,520

Metropolitan Transportation Authority, Revenue:

   5%, 11/15/2030 (Insured; FSA)                                                             20,090,000               19,308,700

   5.125%, 11/15/2031                                                                        16,100,000               15,553,888

   Commuter Facilities, Service Contract

      6%, 7/1/2016

      (Insured; FGIC) (Prerefunded 7/1/2008)                                                  9,000,000  (a)          10,331,820

   Transit Facilities, Service Contract

      7.125%, 7/1/2009                                                                        5,000,000                5,122,050

Municipal Assistance Corporation for City of New York,

  Revenue:

      6%, 7/1/2005                                                                            9,500,000               10,408,010

      6.25%, 7/1/2008                                                                        14,455,000               16,399,053

Nassau County Tobacco Settlement Corp., Asset Backed

   6.40%, 7/15/2033                                                                           4,000,000                4,162,560

New York City:

   5.30%, 8/1/2004                                                                              170,000                  179,559

   7.31%, 8/1/2004                                                                            7,525,000  (b,c)         8,366,295

   6.50%, 3/15/2005                                                                          13,770,000               14,941,276

   5.45%, 8/1/2005                                                                              160,000                  170,514

   7.554%, 8/1/2005                                                                           4,920,000  (b,c)         5,561,962

   7.50%, 2/1/2006                                                                            2,510,000                2,559,347

   5.75%, 2/1/2007 (Insured; AMBAC)                                                             305,000                  333,231

   9.60%, 2/1/2007                                                                            6,000,000  (b,c)         7,110,660

   6.25%, 2/15/2007                                                                           2,075,000                2,220,914

   6.25%, 2/15/2007 (Prerefunded 2/15/2005)                                                   3,300,000  (a)           3,657,555

   5.10%, Series A 8/1/2008                                                                     120,000                  126,334

   5.10%, Series B 8/1/2008                                                                     130,000                  136,861

   8.247%, Series A 8/1/2008                                                                  4,430,000  (b,c)         4,890,188

   8.247%, Series B 8/1/2008                                                                  7,300,000  (b,c)         8,058,324

   5.75%, 8/15/2008                                                                           5,000,000                5,274,750

   5.20%, 8/1/2009                                                                              120,000                  125,770

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City (continued):

   5.375%, 8/1/2009 (Insured; FGIC)                                                           7,000,000                7,555,870

   6.25%, 8/1/2009                                                                            9,825,000               10,712,099

   6.25%, 8/1/2009 (Prerefunded 8/1/2004)                                                        20,000  (a)              22,065

   8.447%, 8/1/2009                                                                           4,220,000  (b,c)         4,619,803

   6.50%, 8/15/2009                                                                          10,125,000               11,448,337

   5.25%, 8/1/2010                                                                              130,000                  135,505

   6.25%, 8/1/2010                                                                            9,385,000               10,232,372

   6.25%, 8/1/2010 (Prerefunded 8/1/2004)                                                        15,000  (a)              16,549

   8.547%, 8/1/2010                                                                           8,105,000  (b,c)         8,780,146

   7%, 10/1/2010 (Prerefunded 10/1/2002)                                                      3,860,000  (a)           3,987,998

   5.50%, 11/15/2010                                                                          8,710,000                9,197,499

   5.80%, 8/1/2011                                                                           18,775,000               19,842,359

   6%, 8/1/2011                                                                               9,750,000               10,372,927

   5.75%, 8/15/2011 (Prerefunded 8/15/2003)                                                   1,120,000  (a)           1,189,630

   5.75%, 2/1/2012                                                                            3,000,000                3,141,150

   6.375%, 8/15/2012                                                                         10,365,000               11,429,693

   5.25%, 8/1/2013 (Insured; FSA)                                                            15,000,000               15,677,550

   5.35%, 8/1/2013 (Insured; FGIC)                                                            2,910,000                3,067,024

   5.875%, 8/15/2013                                                                          4,550,000                4,790,695

   7%, 10/1/2013 (Prerefunded 10/1/2002)                                                      5,000,000  (a)           5,165,650

   6%, 8/1/2014                                                                               2,250,000                2,384,933

   5.875%, 2/1/2016                                                                           2,500,000                2,617,950

   6%, 8/1/2017                                                                               3,000,000                3,224,010

   6%, 5/15/2018                                                                              4,475,000                4,800,422

   7%, 2/1/2020                                                                               5,930,000                6,073,150

   6%, 5/15/2020                                                                              3,500,000                3,733,135

   6%, 5/15/2021                                                                              2,500,000                2,659,775

   7.50%, 8/1/2021 (Prerefunded 8/1/2002)                                                     4,800,000  (a)           4,919,952

   5.875%, 8/1/2024 (Insured; MBIA)                                                          13,700,000               14,645,711

   6.125%, 8/1/2025                                                                          12,250,000               12,898,883

   6%, 10/15/2026                                                                             2,305,000                2,417,184

New York City Industrial Development Agency:

  IDR:

    (Brooklyn Navy Yard Cogen Partners):

         6.20%, 10/1/2022                                                                    13,925,000               14,575,158

         5.65%, 10/1/2028                                                                    12,500,000               12,239,125

      (Field Hotel Association LP) 6%, 11/1/2028                                             13,525,000               10,534,352

   Special Facilities Revenue (1990 American Airlines Inc.

      Project) 5.40%, 7/1/2020                                                                9,000,000                6,751,080



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Municipal Water Finance Authority, Water

  and Sewer Systems Revenue:

      5.625%, 6/15/2011                                                                      14,590,000               15,581,682

      5.625%, 6/15/2011 (Prerefunded 6/15/2004)                                                 210,000  (a)             227,039

      5.625%, 6/15/2019 (Insured; MBIA)                                                      16,085,000               16,847,107

      5.75%, 6/15/2029 (Insured; MBIA)                                                       13,000,000               13,759,720

      5.50%, 6/15/2033                                                                        5,000,000                5,101,550

New York City Transitional Finance Authority,

  Future Tax Secured Revenue:

      6%, 8/15/2016 (Insured; FGIC)                                                           5,000,000                5,533,750

      5.75%, 8/15/2019                                                                        5,000,000                5,367,400

      5.50%, 5/1/2025                                                                         8,510,000                8,729,558

New York Counties Tobacco Trust II, Tobacco

  Settlement Pass Through

   5.625%, 6/1/2035                                                                           6,000,000                5,790,900

State of New York:

   5.625%, 8/15/2009                                                                          9,500,000               10,394,615

   5.70%, 8/15/2011                                                                           4,500,000                4,918,635

   5.80%, 10/1/2013                                                                           4,715,000                5,299,519

   5.875%, 3/15/2014                                                                          3,000,000                3,301,980

   5.50%, 7/15/2016                                                                          10,165,000               10,649,159

New York State Dormitory Authority, Revenues:

   9.847%, 5/15/2011                                                                          9,950,000  (b,c)        12,431,928

   (City University Systems):

      5.25%, 7/1/2008 (Insured; FGIC)                                                           200,000                  217,594

      8.606%, 7/1/2008 (Insured; FGIC)                                                        4,900,000  (b,c)         5,753,776

      8.806%, 7/1/2008 (Insured; FGIC)                                                        3,950,000  (b,c)         4,671,902

      5.35%, 7/1/2009 (Insured; FGIC)                                                           200,000                  218,434

      5.50%, 7/1/2016 (Insured; AMBAC)                                                       23,000,000               24,279,950

      5.625%, 7/1/2016 (Insured; FGIC)                                                        9,120,000               10,125,845

      5.50%, 7/1/2019 (Insured; FSA)                                                         10,000,000               10,508,700

   Health, Hospital and Nursing Home:

      (Interfaith Medical Center):

         5.375%, 2/15/2013 (Insured; MBIA)                                                    4,580,000                4,843,350

         5.375%, 2/15/2015 (Insured; MBIA)                                                    4,165,000                4,357,007

      (Lenox Hill Hospital Obligated Group)

         5.50%, 7/1/2030                                                                      4,000,000                4,001,320

      (Memorial Sloan Kettering Cancer Center)

         5.75%, 7/1/2020 (Insured; MBIA)                                                      3,000,000                3,332,130

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues (continued):

  Health, Hospital and Nursing Home (continued):

    (Menorah Campus):

         5.95%, 2/1/2017 (Insured; FHA)                                                       3,000,000                3,226,500

         6.10%, 2/1/2037 (Insured; FHA)                                                       8,300,000                8,823,813

      (Miriam Osborne Memorial Home)

         6.875%, 7/1/2025 (Insured ACA)                                                       6,105,000                6,786,684

      (North Shore University Hospital at Forest Hills)

         5.50%, 11/1/2013 (Insured; MBIA)                                                     2,625,000                2,908,001

   (New York Medical College)

      6.875%, 7/1/2021 (Insured; FGIC)                                                       19,310,000               19,781,743

   (New York University):

      5.75%, 7/1/2027 (Insured; MBIA)                                                        29,625,000               32,545,729

      5.50%, 7/1/2040 (Insured; AMBAC)                                                        8,000,000                8,509,600

   (Rockefeller University) 5%, 7/1/2032                                                     14,750,000               14,357,798

   (Special Act School Districts Program)

      5.25%, 7/1/2013 (Insured; FSA)                                                          2,250,000                2,404,890

   (State University Educational Facilities):

      5.875%, 5/15/2011                                                                         100,000                  112,592

      7.50%, 5/15/2011                                                                        2,570,000                3,085,799

      7.50%, 5/15/2011 (Prerefunded 5/15/2011)                                                1,180,000  (a)           1,475,248

      5.50%, 5/15/2013                                                                          100,000                  110,902

      5.50%, 5/15/2013 (Insured; FGIC)                                                           35,000                   38,654

      8.785%, 5/15/2013 (Insured; MBIA)                                                       6,450,000  (b,c)         7,856,358

      8.819%, 5/15/2013 (Insured; FGIC)                                                       5,000,000  (b,c)         6,044,050

      Series B 5.75%, 5/15/2016 (Insured; FSA)                                                2,000,000                2,194,400

      Series C 5.75%, 5/15/2016 (Insured; FSA)                                                4,000,000                4,489,560

      5.50%, 7/1/2026 (Insured; FGIC)                                                        10,000,000               10,283,800

New York State Energy Research and Development

  Authority:

    Electric Facilities Revenue:

         (Consolidated Edison Co. Project)

            7.125%, 12/1/2029                                                                13,000,000               14,467,830

         (Long Island Lighting Company Project):

            7.15%, 9/1/2019                                                                   8,930,000                9,126,371

            6.90%, 8/1/2022 (Prerefunded 1/21/2003)                                           1,295,000  (a)           1,359,776

            5.30%, 8/1/2025                                                                   4,000,000                3,903,280

      PCR (Central Hudson Gas)

         5.45%, 8/1/2027 (Insured; AMBAC)                                                     9,000,000                9,179,280


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Environmental Facilities Corp., State

  Water and Drinking Revolving Funds (New York

  City Municipal Water Project):

      5.25%, 6/15/2019                                                                       11,205,000               11,598,183

      5.25%, 6/15/2020                                                                       12,745,000               13,059,547

      5%, 6/15/2027                                                                          21,885,000               21,230,857

      5.125%, 6/15/2027                                                                      10,000,000                9,874,700

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 5/1/2008                                                                10,000                   10,848

   Housing Projects 6.10%, 11/1/2015 (Insured; FSA)                                          13,120,000               14,050,208

   Multi-Family Housing Secured Mortgage

      10.244%, 5/1/2008 (Guaranteed; SONYMA)                                                  4,995,000  (b,c)         5,836,857

New York State Local Government Assistance Corp.:

   5%, 4/1/2021                                                                              10,000,000               10,066,200

   6%, 4/1/2024                                                                               6,905,000                7,222,561

New York State Medical Care Facilities
   Finance Agency, Revenue:

      FHA Insured Mortgage:

         (Montefiore Medical Center)

            5.75%, 2/15/2015 (Insured; AMBAC)                                                 7,750,000                8,138,120

         (New York Hospital) 6.50%, 8/15/2029

            (Insured; AMBAC) (Prerefunded 2/15/2005)                                         12,000,000  (a)          13,490,640

      Hospital and Nursing Home FHA Insured Mortgage:

         6.45%, 2/15/2009

            (Insured; FHA) (Prerefunded 2/15/2007)                                            5,405,000  (a)           5,687,195

         6.125%, 2/15/2015 (Insured; FHA)                                                    10,785,000               11,484,623

         6.125%, 2/15/2015

            (Insured; FHA) (Prerefunded 2/15/2003)                                            2,485,000  (a)           2,783,548

         (Saint Luke's and Waterfront Nursing Homes)

            6.85%, 2/15/2012 (Insured; FHA)                                                   4,500,000                4,606,875

      Insured Long Term Health Care

         6.45%, 11/1/2010 (Insured; FSA)                                                     10,875,000               11,302,714

      Mental Health Services 6%, 2/15/2025

         (Insured; MBIA) (Prerefunded 2/15/2005)                                              8,710,000  (a)           9,678,639

New York State Mortgage Agency, Homeowner Mortgage,

  Revenue:

      5.10%, 10/1/2007                                                                          150,000                  160,050

      5.40%, 10/1/2010                                                                          160,000                  169,800

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Mortgage Agency, Homeowner Mortgage,

  Revenue (continued):

      8.854%, 10/1/2010                                                                       1,380,000  (b,c)         1,549,064

      5.55%, 10/1/2012                                                                          190,000                  200,868

      9.154%, 10/1/2012                                                                       2,405,000  (b,c)         2,680,156

      5.85%, 4/1/2017                                                                         4,980,000                5,318,789

      6%, 4/1/2017                                                                            6,000,000                6,332,580

      6.60%, 10/1/2019                                                                            5,000                    5,258

      11.25%, 10/1/2019                                                                       5,340,000  (b,c)         5,891,729

      6%, 10/1/2022                                                                           5,000,000                5,226,000

      6.20%, 10/1/2026                                                                          100,000                  104,610

      10.454%, 10/1/2026                                                                     14,000,000  (b,c)        15,290,800

      5.80%, 10/1/2028                                                                        8,920,000                9,185,816

      5.85%, 10/1/2028                                                                        9,870,000               10,188,998

      5.40%, 4/1/2029                                                                         9,995,000               10,034,780

      5.875%, 4/1/2030                                                                        7,000,000                7,297,990

New York State Power Authority, Revenue and General

  Purpose:

      5.50%, 11/15/2016                                                                       5,000,000                5,259,450

      5.50%, 11/15/2017                                                                       3,500,000                3,637,025

New York State Thruway Authority, Service Contract

  Revenue (Local Highway and Bridge):

      5.50%, 4/1/2004                                                                           250,000                  264,343

      9.017%, 4/1/2004                                                                        3,875,000  (b,c)         4,317,448

      5%, 4/1/2006                                                                              250,000                  267,640

      8.017%, 4/1/2006                                                                       10,660,000  (b,c)        12,152,400

      5.25%, 4/1/2010                                                                        10,000,000               10,679,300

      6%, 4/1/2011                                                                            5,000,000                5,647,650

      6%, 4/1/2012                                                                            6,195,000                6,967,826

      5.75%, 4/1/2013

         (Insured; MBIA) (Prerefunded 4/1/2004)                                               5,185,000  (a)           5,632,621

      5.75%, 4/1/2016 (Insured; MBIA)                                                        32,950,000               35,858,497

New York State Urban Development Corp.:

  Correctional Capital Facilities:

      5.625%, 1/1/2017 (Insured; FSA)                                                         5,865,000  (a)           6,173,910

      5.25%, 1/1/2030 (Insured; FSA)                                                          5,000,000                5,001,450

   Local or Guaranteed Housing

      5.50%, 7/1/2016 (Insured; FHA)                                                         13,250,000               14,021,945

   State Facilities 5.70%, 4/1/2020 (Insured; MBIA)                                          20,000,000               22,075,600

Niagara County Industrial Development Agency, SWDR

   5.55%, 11/15/2024                                                                          2,500,000                2,500,325


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.70%, 1/1/2028                                                  4,600,000                3,877,984

Port Authority of New York and New Jersey:

   (Consolidated Bond 93rd Series) 6.125%, 6/1/2094                                          15,000,000               16,816,350

   (Consolidated Bond 99th Series)

      6%, 11/1/2013 (Insured; FGIC)                                                           5,810,000                6,205,777

   (Consolidated Bond 125th Series)

      5%, 10/15/2019 (Insured; FSA)                                                          13,150,000               13,307,932

   Special Obligation Revenue

      (JFK International Air Terminal-6):

         6.25%, 12/1/2013 (Insured; MBIA)                                                     6,000,000                6,914,220

         6.25%, 12/1/2014 (Insured; MBIA)                                                    10,000,000               11,539,900

Scotia Housing Authority, Housing Revenue

  (Coburg Village Inc. Project):

      6.10%, 7/1/2018                                                                         1,400,000  (d)           1,140,538

      6.15%, 7/1/2028                                                                         3,880,000  (d)           2,966,842

      6.20%, 7/1/2038                                                                        13,000,000  (d)           9,679,280

Suffolk County Industrial Development Agency:

  IDR (Nissequogue Cogen Partners Facility):

      5.30%, 1/1/2013                                                                         2,250,000                2,135,385

      5.50%, 1/1/2023                                                                         3,500,000                3,234,280

   Solid Waste Disposal Facilities Revenue,

      (Ogden Martin Systems):

         5.75%, 10/1/2006 (Insured; AMBAC)                                                       25,000                   27,591

         9.86%, 10/1/2006 (Insured; AMBAC)                                                    4,925,000  (b,c)         5,945,953

Tompkins County Industrial Development Agency, Civic

  Facility Revenue (Ithacare Center Project)

   6.20%, 2/1/2037 (Insured; FHA)                                                             6,000,000                6,430,140

Triborough Bridge and Tunnel Authority,

  General Purpose Revenues:

      5.375%, 1/1/2019                                                                        5,400,000                5,624,802

      5.50%, 1/1/2024                                                                        18,635,000               19,172,247

      5.50%, 1/1/2030                                                                        10,540,000               10,838,598

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                         11,000,000               11,429,440

Watervliet Housing Authority, Residential Housing

  Revenue (Beltrone Living Center Project):

      6%, 6/1/2028                                                                            1,800,000                1,619,424

      6.125%, 6/1/2038                                                                        6,800,000                6,078,112

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Yonkers Industrial Development Agency, Civic Facilities

  Revenue (Saint Joseph's Hospital):

      6.15%, Series A 3/1/2015                                                                1,000,000                  789,650

      6.15%, Series C 3/1/2015                                                                3,500,000                2,763,775

U.S. RELATED--4.9%

Children's Trust Fund of Puerto Rico, Revenue                                                 2,905,000                3,025,732

  5.75%, 7/1/2014

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2010 (Insured; FSA)                                                               500,000                  557,745

   8.099%, 7/1/2010 (Insured; FSA)                                                            4,800,000  (b,c)         5,908,704

   6%, 7/1/2015 (Insured; MBIA)                                                               3,000,000                3,484,860

   8.969%, 7/1/2015 (Insured; FSA)                                                            5,000,000  (b,c)         6,121,850

   5.25%, 7/1/2020 (Insured; FSA)                                                             5,000,000                5,297,750

   6%, 7/1/2026                                                                               5,000,000                5,765,350

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                 5,000,000  (a)           5,096,350

      6%, 7/1/2022                                                                            9,500,000               10,810,050

Puerto Rico Infrastructure Financing Authority,

  Special Obligation:

      5.50%, 10/1/2032                                                                       10,000,000               10,412,500

      5.50%, 10/1/2040                                                                        5,000,000                5,197,150

Puerto Rico Public Finance Corp., Commonwealth

   Appropriation 6%, 8/1/2026                                                                 6,000,000                6,695,520

Virgin Islands Port Authority, Airport Revenue

   4.20%, 9/1/2002                                                                            2,720,000                2,729,166

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $1,341,836,309)                                                                                           1,408,435,002
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.0%
------------------------------------------------------------------------------------------------------------------------------------

Long Island Power Authority, Electric Power and Light

  System Revenue, VRDN

   1.40% (LOC; Westdeutsche Landesbank)                                                       4,300,000  (e)           4,300,000

New York City, VRDN:

   1.40% (LOC; Bayerische Landesbank)                                                         5,500,000  (e)           5,500,000

   1.40% (LOC; Westdeutsche Landesbank)                                                       4,200,000  (e)           4,200,000


                                                                                              Principal

SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

New York City Housing Development Corp.,

  Residential Mortgage Revenue, VRDN

  (East 17th Street Properties)

   1.45% (LOC; JP Morgan Chase)                                                               3,400,000  (e)           3,400,000

New York City Transitional Finance Authority,

  Future Tax Secured Revenue, VRDN:

      1.40% (LOC; Landesbank Baden Wurttemberg)                                               3,000,000  (e)           3,000,000

      1.45% (LOC; First National Bank of Chicago)                                             4,000,000  (e)           4,000,000

Suffolk County Industrial Development Agency,

  Solid Waste Disposal Facilities Revenue, VRDN

   (Ogden Martin Systems) 1.40%                                                               4,925,000  (e)           4,925,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $29,325,000)                                                                                                 29,325,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $1,371,161,309)                                                                           98.4%           1,437,760,002

CASH AND RECEIVABLES (NET)                                                                          1.6%              23,962,900

NET ASSETS                                                                                        100.0%           1,461,722,902


                                                                       The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond

                             Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

LOC                       Letter of Credit

IDR                       Industrial Development Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

PCR                       Pollution Control Revenue

SONYMA                    State of New York Mortgage

                             Agency

SWDR                      Solid Waste Development

                             Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              45.1

AA                               Aa                              AA                                               22.3

A                                A                               A                                                20.6

BBB                              Baa                             BBB                                               2.2

BB                               Ba                              BB                                                 .5

F1                               MIG1/P1                         SP1/A1                                            2.1

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     7.2


                                            100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31,2002, THESE SECURITIES AMOUNTED TO $149,840,353 OR 10.3% OF NET ASSETS.

(D) SUBSEQUENT TO MAY 31, 2002, NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(E) SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC CHANGE.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,371,161,309  1,437,760,002

Cash                                                                    782,953

Interest receivable                                                  24,447,258

Receivable for shares of Common Stock subscribed                          4,365

Prepaid expenses                                                         27,052

                                                                  1,463,021,630
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           801,586

Accrued expenses                                                        497,142

                                                                      1,298,728
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,461,722,902
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,387,976,215

Accumulated net realized gain (loss) on investments                   7,147,994

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     66,598,693
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,461,722,902
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      97,298,051

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   15.02

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     80,910,354

EXPENSES:

Management fee--Note 3(a)                                            8,795,766

Shareholder servicing costs--Note 3(b)                               1,156,375

Custodian fees                                                          91,164

Directors' fees and expenses--Note 3(c)                                 55,695

Professional fees                                                       45,519

Prospectus and shareholders' reports                                    32,157

Loan commitment fees--Note 2                                            23,784

Registration fees                                                       22,877

Miscellaneous                                                           62,402

TOTAL EXPENSES                                                      10,285,739

INVESTMENT INCOME--NET                                              70,624,615
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             12,631,027

Net unrealized appreciation (depreciation) on investments           (2,249,288)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              10,381,739

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                81,006,354

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                           -------------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         70,624,615         70,217,737

Net realized gain (loss) on investments        12,631,027          5,565,985

Net unrealized appreciation (depreciation)
   on investments                              (2,249,288)        85,562,359

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   81,006,354        161,346,081
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (70,550,752)       (70,217,737)

Net realized gain on investments               (4,154,863)           (87,029)

TOTAL DIVIDENDS                               (74,705,615)       (70,304,766)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 235,348,612        136,389,603

Dividends reinvested                           52,996,525         49,679,629

Cost of shares redeemed                      (281,969,751)      (216,015,784)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              6,375,386        (29,946,552)

TOTAL INCREASE (DECREASE) IN NET ASSETS        12,676,125         61,094,763
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,449,046,777      1,387,952,014

END OF PERIOD                               1,461,722,902      1,449,046,777
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    15,626,658          9,220,376

Shares issued for dividends reinvested          3,515,949          3,368,131

Shares redeemed                               (18,727,854)       (14,654,497)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     414,753         (2,065,990)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                        Year Ended May 31,
                                                     -------------------------------------------------------------------------------

                                                           2002(a)            2001             2000             1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                    14.96              14.03            15.27            15.47        14.97

Investment Operations:

Investment income--net                                      .72(b)             .72              .72              .74          .75

Net realized and unrealized
   gain (loss) on investments                               .11                .93            (1.10)            (.06)         .63

Total from Investment Operations                            .83               1.65             (.38)             .68         1.38

Distributions:

Dividends from investment
   income--net                                             (.73)              (.72)            (.73)            (.74)        (.74)

Dividends from net realized
   gain on investments                                     (.04)              (.00)(c)         (.13)            (.14)        (.14)

Total Distributions                                        (.77)              (.72)            (.86)            (.88)        (.88)

Net asset value, end of period                            15.02              14.96            14.03            15.27        15.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                           5.64              11.99            (2.44)            4.47         9.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                       .70                .73              .75              .75          .73

Ratio of net investment income
   to average net assets                                   4.82               4.91             5.02             4.77         4.86

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                --                .04              .05              .01          .00(d)

Portfolio Turnover Rate                                   19.47              17.57            37.67            20.77        35.86
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                        1,461,723          1,449,047        1,387,952        1,602,113      1,672,193


(A) AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS.THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.81% TO 4.82%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus New York Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 (the "Act"), as a non-diversified, open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,194 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $140,728, accumulated capital gain
$8,429,627    and    unrealized    appreciation    $65,331,721.

The  tax character of distributions paid to shareholders during the fiscal years
ended   May   31,   2002   and   May  31,  2001  were  as  follows:  tax  exempt

income  $70,550,752  and  $70,217,737,  ordinary income $174,920 and $87,029 and long-term capital gains $3,979,943 and $0, respectively.

During the period ended May 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $193,944, decreased net realized gain (loss) on investments by $59,842 and increased paid-in capital by $253,786. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2002, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2002,
there    was   no   expense   reimbursement   pursuant   to   the   Agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2002, the fund was charged $600,022 pursuant to
the    Shareholder    Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $378,489 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2002, redemption fees charged and retained by the fund amounted to $45,108.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2002, amounted to
$275,304,329    and    $314,999,989,    respectively.


At May 31, 2002, the cost of investments for federal income tax purposes was $1,372,428,281; accordingly, accumulated net unrealized appreciation on investments was $65,331,721, consisting of $81,736,099 gross unrealized appreciation and $16,404,378 gross unrealized depreciation.

NOTE 5--CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to June 1, 2001, the fund amortized premium on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $120,081 increase in accumulated undistributed investment income-net and a corresponding $120,081 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on May 31, 2001.

The effect of this change for the year ended May 31, 2002 was to increase net investment income by $73,863, decrease net unrealized appreciation (depreciation) by $35,308 and decrease net realized gains (losses) by $38,555.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Bond Fund, Inc. at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.



                                                       /s/Ernst & Young

New York, New York
July 3, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2002:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular federal income tax, and for individuals who are New York residents, New York state and New York city personal income taxes), and

  --the fund hereby designates $.0410 per share as a long-term capital gain distribution of the $.0428 per share paid on December 7, 2001.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)
CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:
* The Muscular Dystrophy Association, Director
* Carlyle Industries, Inc., a button packager and distributor, Director
* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

DAVID W. BURKE (66)
BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:
* John F. Kennedy Library Foundation, Director
* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

SAMUEL CHASE (70)
BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

GORDON J. DAVIS (60)
BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Senior Partner with the law firm of LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:
* Consolidated Edison, Inc., a utility company, Director
* Phoenix Companies, Inc., a life insurance company, Director
* Also a Director/Trustee for various not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


JONI EVANS (60)
BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ARNOLD S. HIATT (75)
BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Chairman of The Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:
* Isabella Stewart Gardner Museum, Trustee
* John Merck Fund, a charitable trust, Trustee
* Business for Socially Responsibility, Chairman
* American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

BURTON N. WALLACK (51)
BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* President and co-owner of Wallack Management Company, a real estate management company managing real estate in the New York City area

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                                                           FOR MORE INFORMATION

                        DREYFUS NEW YORK TAX EXEMPT
                        BOND FUND, INC.
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  980AR0502